T. Rowe Price Ultra Short-Term Bond Fund

Supplement to Prospectus Dated October 1, 2018, as supplemented

Effective July 1, 2019, T. Rowe Price has contractually agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s overall management fee rate to 0.20% of the fund’s average daily net assets, through at least September 30, 2021.

To reflect the new contractual management fee waiver, effective July 1, 2019, the fee table and expense example on pages 1—2 are revised as follows:

Fees and Expenses of the Fund

	Investor Class	I Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30%[b]	0.30%[b]

Distribution and service (12b-1) fees	—	—

Other expenses	0.12	0.06 [e]

Total annual fund operating expenses	0.42	0.36

Fee waiver/expense reimbursement	(0.07)[b,c,d]	(0.11)[b,d,e]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.35 [b,c,d]	0.25 [b,d,e]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc., has contractually agreed (at least through September 30, 2021) to waive a portion of its management fees in order to limit the fund’s management fees to 0.20% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board of Directors. Any fees waived under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

c T. Rowe Price Associates, Inc., has contractually agreed (through September 30, 2021) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.35%. The agreement may be terminated at any time beyond September 30, 2021, with approval by the fund’s Board of Directors. Any fees waived and expenses paid under this agreement (and a previous limitation of 0.35%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 0.35%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’ current expense limitation.

d Restated to reflect current fees.

e T. Rowe Price Associates, Inc., has contractually agreed (through September 30, 2021) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may be terminated at any time after September 30, 2021, with approval by the fund’s Board of Directors.

Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$36	$118	$226	$542
I Class	26	90	176	430

Effective July 1, 2019, the first paragraph below the “Group Fee Schedule” table on page 10 is replaced with the following:

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On December 31, 2018, the annual group fee rate was 0.29%. The individual fund fee, also applied to the fund’s average daily net assets, is 0.01%. Through at least September 30, 2021, T. Rowe Price has contractually agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.20% of the fund’s average daily net assets. This agreement automatically renews for one-year terms unless terminated by the fund’s Board of Directors. Any fees waived under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

The date of this supplement is June 27, 2019.

F188-041 6/27/19